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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     May 30, 1997
                                                     ------------




                             Base Ten Systems, Inc.
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                  (Exact of Registrant as Specified in Charter)



         New Jersey                   07100                      22-1804206
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(State of Other Jurisdiction        (Commission               (I.R.S. Employer
  Of Incorporation)                 File Number)             Identification No.)




                One Electronics Drive, Trenton, New Jersey     08619
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                 (Address of Principal Executive Offices)     (Zip Code)



                                  (609)586-7010
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               Registrant's telephone number, including area code


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Inapplicable
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(Former Name of Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

         On May 30, 1997, Base Ten Systems, Inc. (the "Company") sold 55 units ("Units") at $100,000 per Unit, for an aggregate of $5,500,000, to 2 accredited purchasers ("Purchasers") in a private offering (the "Offering"). Each Unit consisted of (i) a convertible debenture ("Convertible Debenture") in the principal amount of $100,000 convertible into shares of the Company's Class A Common Stock, $1.00 par value ("Class A Common Stock"), and (ii) a warrant ("Warrant") to acquire 1,800 shares of Class A Common Stock. The number of shares of Class A Common Stock issuable upon conversion of the Convertible Debentures is variable. The number of shares will be calculated at the time of conversion and will be the lesser of (i) the product obtained by multiplying (x) the lesser of the average of the closing bid prices for the Class A Common Stock for the (A) five or (B) thirty consecutive trading days ending on the trading day immediately preceding the date of determination by (y) a conversion percentage equal to 95% with respect to any conversions occurring prior to February 24, 1998 and 92% with respect to any conversions occurring on or after February 24, 1998 and (ii) $13.50 with respect to any conversions occurring prior to May 30, 1998 or (y) $14.00 with respect to any conversions occurring on or after May 30, 1998. The Convertible Debentures are not convertible prior to December 16, 1997. From December 16, 1997 until February 23, 1998, one-half of the Convertible Debentures may be converted and after February 23, 1998, the Convertible Debentures are fully convertible. The Warrants may be exercised at any time through May 30, 2002 at an exercise price of $12.26 per share.

         The Company received net proceeds of approximately $4,950,000 from the sale of the Units after deduction of fees and expenses related to the Offering. In connection with the Offering, transaction fees aggregating $293,000 were paid to Tail Wind, Inc., the manager of one of the Purchasers, for services rendered in its capacity as representative of the Purchasers, and advisory fees aggregating $165,000 were paid to Strategic Growth International, Inc., the Company's financial consultant. In adddition, Alexander M. Adelson, a director of the Company, received warrants to purchase 27,500 shares of Class A Common Stock at an exercise price of $10.125 per share and $55,000 for advisory services rendered in connection with the Offering.

         Attached to this Report are the forms of Securities Purchase Agreement, Convertible Term Debenture, Stock Purchase Warrant and Registration Rights Agreement, as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, executed in connection with this Offering.

Item 7.   Exhibits

          99.1      Securities Purchase Agreement

          99.2      Convertible Term Debenture

          99.3      Stock Purchase Warrant

          99.4      Registration Rights Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 9, 1997

                                               BASE TEN SYSTEMS, INC.



                                           By: /S/ MYLES M. KRANZLER
                                               ---------------------
                                               Myles M. Kranzler
                                               Chief Executive Officer


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                     INDEX TO EXHIBITS

          99.1      Securities Purchase Agreement

          99.2      Convertible Term Debenture

          99.3      Stock Purchase Warrant

          99.4      Registration Rights Agreement